SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15 (D) OF

                    THE SECURITIES EXCHANGE ACT OF 1934

    Date of Report (date of earliest event reported): February 8, 1999

                              CVS CORPORATION
          (exact name of registrant as specified in its charter)

        DELAWARE                1-1011                    05-0494040
(State of Incorporation) (Commission File No.) (IRS Employer Identification No.)


                               One CVS Drive
                      Woonsocket, Rhode Island 02895

       (Address of principal executive offices, including zip code)

            Registrant's telephone number, including area code:
                              (401) 765-1500

                              NOT APPLICABLE
       (Former Name or Former Address, if changed since last report)

Item 7. Financial Statements and Exhibits

c.    Exhibits

      99.1  Press release dated February 8, 1999


                                SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               CVS CORPORATION


Date: February 8, 1999         By  /s/ Philip C. Galbo
                                   -------------------------------------
                                   Philip C. Galbo
                                   Senior Vice President and Treasurer